                                                                   EXHIBIT 10(e)

                         CODDLE CREEK FINANCIAL CORP.
                              STOCK OPTION PLAN
                (If Implemented Within One Year Of Conversion)


     THIS IS THE CODDLE CREEK FINANCIAL CORP. STOCK OPTION PLAN ("Plan") of Coddle Creek Financial Corp. (the "Corporation"), a North Carolina corporation, with its principal office in Mooresville, Iredell County, North Carolina, adopted by the Board of Directors of the Corporation and effective upon the approval of the Plan by a majority of the shareholders of the Corporation and the receipt of all necessary regulatory approvals, under which options may be granted from time to time to eligible directors and employees of the Corporation, Mooresville Savings Bank, Inc., SSB (the "Bank") and of any corporation or other entity of which either the Corporation or the Bank owns, directly or indirectly, not less than fifty percent (50%) of any class of equity securities (a "Subsidiary"), to purchase shares of common stock of the Corporation ("Common Stock"), subject to the provisions set forth as follows:

     1.  PURPOSE OF THE PLAN.  The purpose of the Plan is to aid the
         -------------------
Corporation, the Bank and any Subsidiary in attracting and retaining capable directors and employees and to provide a long range incentive for directors and employees to remain in the management of the Corporation, the Bank or any Subsidiary, to perform at increasing levels of effectiveness and to acquire a permanent stake in the Corporation with the interest and outlook of an owner. These objectives will be promoted through the granting of options to acquire shares of Common Stock pursuant to the terms of this Plan.

     2.  ADMINISTRATION.  The Plan shall be administered by the committee (the
         --------------
"Committee"), who are three members of the Board of Directors of the Corporation (the "Board") who are "disinterested persons" as described in Rule 16b-3(c)(2)(i) of the Rules and Regulations under the Securities Act of 1934 (the "Exchange Act"). Members of the Committee shall serve at the pleasure of the Board. In the absence at any time of a duly appointed Committee, this Plan shall be administered by those members of the Board who are "disinterested persons," and by the Board if there are less than three "disinterested persons." The Committee may designate any officers or employees of the Corporation, the Bank or any Subsidiary to assist in the administration of the Plan and to execute documents on behalf of the Committee and perform such other ministerial duties as may be delegated to them by the Committee.



     Subject to the provisions of the Plan, the determinations or the interpretation and construction of any provision of the Plan by the Committee shall be final and conclusive upon all persons affected thereby. By way of illustration and not of limitation, the Committee shall have the discretion (a) to construe and interpret the Plan and all options granted hereunder and to determine the terms and provisions (and amendments thereof) of the options granted under the Plan (which need not be identical); (b) to define the terms used in the Plan and in the options granted hereunder; (c) to prescribe, amend and rescind the rules and regulations relating to the Plan; (d) to determine the individuals to whom and the time or times at which such options shall be granted (except for the options described in Section 5), the number of shares to be subject to each option (except for the options described in Section 5), the option price, and the determination of leaves of absence which may be granted to participants without constituting a termination of their employment for the purposes of the Plan; and (e) to make all other determinations necessary or advisable for the administration of the Plan.

     It shall be in the discretion of the Committee to grant options which qualify as "incentive stock options" (as that term is defined in Section 422 of the Internal Revenue Code of 1986, as amended) or which do not qualify as incentive stock options and which will be given tax treatment as "nonqualified stock options" (herein referred to collectively as "options;" however, whenever reference is specifically made only to "incentive stock options" or "nonqualified stock options," such reference shall be deemed to be made to the exclusion of the other). Any options granted which fail to satisfy the requirements for incentive stock options shall become nonqualified stock options.

     3.  STOCK AVAILABLE FOR OPTIONS.  In the discretion of the Committee, the
         ---------------------------
stock to be subject to options under the Plan shall be authorized but unissued shares of Common Stock which are issued directly to optionees upon exercise of options and/or shares of Common Stock which are acquired in the open market after the exercise of options under this Plan. The total number of shares of Common Stock for which options may be granted under the Plan is the number of shares equal to ten percent (10%) of the total number of shares of Common Stock issued by the Corporation in connection with the Conversion. Such number of shares is subject to any capital adjustments as provided in Section 14. In the event that an option granted under the Plan is forfeited, released, expires or is terminated unexercised as to any shares covered thereby, such shares thereafter shall be available for the granting of options under the Plan; however, if the forfeiture, expiration, release or termination date of an option is beyond the term of existence of the Plan as described in Section 19, then any shares covered by forfeited, unexercised, released or terminated options shall not reactivate the existence of the Plan and therefore may not be available for additional grants under the Plan. The Corporation, will reserve and keep available a number of shares of Common Stock sufficient to satisfy the requirements of the Plan.



     4.  ELIGIBILITY.  Options shall be granted only to individuals who meet all
         -----------
of the following eligibility requirements:

          (a) Such individual must be an employee or a member of the Board of Directors of the Corporation, the Bank or a Subsidiary. For this purpose, an individual shall be considered to be an "employee" only if there exists between the Corporation, the Bank or a Subsidiary and the individual the legal and bona fide relationship of employer and employee. In determining whether such relationship exists, the regulations of the United States Treasury Department relating to the determination of such relationship for the purpose of collection of income tax at the source on wages shall be applied.

          (b) Such individual must have such knowledge and experience in financial and business matters that he or she is capable of evaluating the merits and risks of the investment involved in the exercise of the options.

          (c) Such individual, being otherwise eligible under this Section 4, shall have been selected by the Committee as a person to whom an option shall be granted under the Plan or shall have been designated in Section 5 hereof.

     In determining the directors and employees to whom options shall be granted and the number of shares to be covered by each option, the Committee shall take into account the nature of the services rendered by respective directors and employees, their present and potential contributions to the success of the Corporation, the Bank and any Subsidiary and such other factors as the Committee shall deem relevant. A director or employee who has been granted an option under the Plan may be granted an additional option or options under the Plan if the Committee shall so determine.

     If, pursuant to the terms of the Plan, it is necessary that the percentage of stock ownership of any individual be determined, stock ownership in the Corporation or of a related corporation which is owned (directly or indirectly) by or for such individual's brothers and sisters (whether by the whole or half blood), spouse, ancestors, and lineal descendants or by or for any corporation, partnership, estate or trust of which such employee is a shareholder, partner or beneficiary shall be considered as owned by such director or employee.

     Notwithstanding anything in this Plan to the contrary, (i) no individual optionee shall be granted options to acquire more than twenty-five (25) percent of the shares of Common Stock to be issued pursuant to this Plan, (ii) no optionee who is a non-employee director of the Corporation, the Bank or a Subsidiary shall be granted options to acquire more than five (5) percent of the shares of Common Stock to be issued pursuant to this Plan and (iii) all optionees who are non-employee directors of the Corporation, the Bank or a Subsidiary shall be granted options to acquire no more than thirty (30) percent of the shares of Common Stock to be issued pursuant to this Plan.

     5.  INITIAL GRANTS.  Subject to the provisions of this Plan, options shall
         --------------
be awarded to the directors and employees as set forth on Exhibit A. Such options shall be granted after the date the Plan is approved by a majority of the Corporation's shareholders and by all necessary regulatory authorities, and after execution by the optionee of a Stock Option Grant and Agreement (the "Option Agreement") in the form attached hereto as Exhibit B as modified by the Committee to the extent it deems such modification to be necessary or desirable. Such options shall be granted with the intention that they will be nonqualified or incentive stock options as denominated in the Option Agreement. Any option granted with the intention that it will be an incentive stock option but which fails to satisfy a requirement for incentive stock options shall continue to be valid and shall be treated as a nonqualified stock option.

     6.  OPTION PRICE.
         ------------

          (a) The option price of each option granted under the Plan shall be not less than one hundred percent (100%) of the market value of the stock on the date of grant of the option. In the case of incentive stock options granted to a shareholder who owns stock possessing more than 10 percent (10%) of the total combined voting power of all classes of stock of the Corporation, the Bank or a Subsidiary (a "ten percent shareholder"), the option price of each option granted under the Plan shall not be less than one hundred and ten percent (110%) of the market value of the stock on the date of grant of the option. If the Common Stock is listed on a national securities exchange (including the NASDAQ National Market System) on the date in question, then the market value per share shall be not less than the average of the highest and lowest selling price on such exchange on such date, or if there were no sales on such date, then the market price per share shall be equal to the average between the bid and asked price on such date. If the Common Stock is traded otherwise than on a national securities exchange on the date in question, then the market price per share shall be equal to the average between the bid and asked price on such date, or, if there is no bid and asked price on such date, then on the next prior business day on which there was a bid and asked price. If no such bid and asked price is available, then the market value per share shall be its fair market value as determined by the Committee, in its sole and
     absolute discretion.   The Committee shall maintain a written record of its
     method of determining such value.

          (b) The option price shall be payable to the Corporation either (i) in cash or by check, bank draft or money order payable to the order of the Corporation, or (ii) at the discretion of the Committee, through the delivery of shares of the common stock of the Corporation owned by the optionee with a market value (determined in a manner consistent with (i) above) equal to the option price, or (iii) at the discretion of the Committee by a combination of (i) and (ii) above. No shares shall be delivered until full payment has been made. The Committee may not approve a reduction of such purchase price in any such option, or the cancellation of any such options and the regranting thereof to the same optionee at a lower purchase price, at a time when the market value of the shares is lower than it was when such option was granted.

     7.  EXPIRATION OF OPTIONS.  The Committee shall determine the expiration
         ---------------------
date or dates of each option, but such expiration date shall be not later than ten (10) years after the date such option is granted. In the event an incentive stock option is granted to a ten percent shareholder, the expiration date or dates of each option shall be not later than five (5) years after the date such option is granted. The Committee, in its discretion, may extend the expiration date or dates of an option after such date was originally set; however, such expiration date may not exceed the maximum expiration date described in this
Section 7.

     8.  TERMS AND CONDITIONS OF OPTIONS.
         -------------------------------

          (a) All options must be granted within ten (10) years of the Effective Date of this Plan as defined in Section 18.

          (b) The Committee may grant options which are intended to be incentive stock options and nonqualified stock options, either separately or jointly, to an eligible employee.

          (c) The grant of options shall be evidenced by a written instrument (an Option Agreement) containing terms and conditions established by the Committee consistent with the provisions of this Plan.

          (d) Not less than 100 shares may be purchased at any one time unless the number purchased is the total number at that time purchasable under the Plan.

           (e) The recipient of an option shall have no rights as a shareholder with respect to any shares covered by his option until payment in full by him for the shares being purchased. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such stock is fully paid for, except as provided in
     Section 14.

          (f) The aggregate fair market value of the stock (determined as of the time the option is granted) with respect to which incentive stock options are exercisable for the first time by any participant during any calendar year (under all benefit plans of the Corporation, the Bank or any Subsidiary, if applicable) shall not exceed $100,000; provided, however, that such $100,000 limit of this subsection (f) shall not apply to the grant of nonqualified stock options. The Committee may grant options which are exercisable in excess of the foregoing limitations, in which case options granted which are exercisable in excess of such limitation shall be nonqualified stock options.

          (g) All stock obtained pursuant to an option which qualifies as an incentive stock option shall be held in escrow for a period which ends on the later of (i) two (2) years from the date of the granting of the option or (ii) one (1) year after the transfer of the stock pursuant to the exercise of the option. The stock shall be held by the Corporation or its designee. The employee who has exercised the option shall during such holding period have all rights of a shareholder, including but not limited to the rights to vote, receive dividends and sell the stock. The sole purpose of the escrow is to inform the Corporation of a disqualifying disposition of the stock within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended, and it shall be administered solely for that purpose.

     9.   EXERCISE OF OPTIONS.
          -------------------

          (a) An optionee receiving options by virtue of his position as a director must remain continuously a member of the Board of Directors of the Corporation, the Board of Directors of the Bank or the Board of Directors of one or more of the Subsidiaries from the date of the grant until the exercise of the option except as provided in Sections 10, 11 and 12 of this Plan. An optionee receiving options by virtue of his position as an employee must at all times be employed by the Corporation, the Bank or a Subsidiary from the date of grant until the exercise of the options granted except as provided in Sections 10, 11 and 12. All options granted under the Plan shall be exercisable in annual installments in accordance with the following schedule:

          Twenty percent (20%) of the shares beginning 1 year after the date of the grant of the options;

          Twenty percent (20%) of the shares beginning 2 years after the date of the grant of the options;

          Twenty percent (20%) of the shares beginning 3 years after the date of the grant of the options;

          Twenty percent (20%) of the shares beginning 4 years after the date of the grant of the options; and

          Twenty percent (20%) of the shares beginning 5 years after the date of the grant of the options.

     Notwithstanding the foregoing, options shall become exercisable with respect to all of the shares subject thereto upon the optionee's death or upon the optionee's disability within the meaning of Section 22(e)(3) of the Internal Revenue Code of 1986, as amended.

     The right to exercise options in annual installments shall be cumulative and any vested installments may be exercised, in whole or in part, at the election of the optionee. The exercise of any option must be evidenced by written notice to the Corporation that the optionee intends to exercise his option.

     In no event shall an option be deemed granted by the Corporation or exercisable by a recipient prior to the mutual execution by the Corporation and the recipient of an Option Agreement which comports with the requirements of Section 5 and Section 8(c).

          (b) The inability of the Corporation or Bank to obtain approval from any regulatory body or authority deemed by counsel to be necessary to the lawful issuance and sale of any shares of Common Stock hereunder shall relieve the Corporation and the Bank of any liability in respect of the non-issuance or sale of such shares. As a condition to the exercise of an option, the Corporation may require the person exercising the Option to make such representations and warranties as may be necessary to assure the availability of an exemption from the registration requirements of federal or state securities laws.

          (c) The Committee shall have the discretionary authority to impose in the Option Agreements such restrictions on shares of Common Stock as it may deem appropriate or desirable, including but not limited to the authority to impose a right of first refusal or to establish repurchase rights or both of these restrictions.

     10.  TERMINATION OF DIRECTORSHIP OR EMPLOYMENT - EXCEPT BY DISABILITY OR
          -------------------------------------------------------------------
DEATH.  If any optionee receiving the grant of an option by virtue of his
-----
position as a director ceases to be a director of at least one of the Corporation, the Bank or any Subsidiary for any reason other than death or disability (as defined in Section 11) or if any optionee receiving the grant of an option by virtue of his position as an employee ceases to be an employee of at least one of the Corporation, the Bank and any Subsidiary for any reason other than death or disability (as defined in Section 11), he may, (i) at any time within three (3) months after his date of termination, but not later than the date of expiration of the option, exercise any option designated in the Option Agreement as an incentive stock option and (ii) at any time prior to the date of expiration of the option, exercise any option designated in the Option Agreement as a nonqualified stock option. However, in either such event the optionee may exercise any option only to the extent it was vested and he or she was entitled to exercise the option on the date of termination. Any options or portions of options of terminated directors or employees not so exercised shall terminate and be forfeited.

     11.  TERMINATION OF DIRECTORSHIP OR EMPLOYMENT - DISABILITY.  If any
          ------------------------------------------------------
optionee receiving the grant of an option by virtue of his position as a director ceases to be a director of at least one of the Corporation, the Bank or any Subsidiary due to his becoming disabled within the meaning of Section 22(e)(3) of the Internal Revenue Code of 1986, as amended, or if any employee receiving the grant of an option by virtue of his position as an employee ceases to be employed by at least one of the Corporation, the Bank and any Subsidiary due to his becoming disabled within the meaning of Section 22(e)(3) of the Internal Revenue Code of 1986, as amended, he may, (i) at any time within 12 months after his date of termination, but not later than the date of expiration of the option, exercise any option designated in the Option Agreement as an incentive stock option with respect to all shares subject thereto and (ii) at any time prior to the date of expiration of the option, exercise any option designated in the Option Agreement as a nonqualified stock option with respect to all shares subject thereto. Any portions of options of terminated directors or employees not so exercised shall terminate.

     12.  TERMINATION OF DIRECTORSHIP OR EMPLOYMENT - DEATH.  If an optionee
          -------------------------------------------------
receiving the grant of an option by virtue of his position as a director dies while a director of the Corporation, the Bank or any Subsidiary or if any employee receiving the grant of an option by virtue of his position as an employee dies while in the employment of the Corporation, the Bank or a Subsidiary, the person or persons to whom the option is transferred by will or by the laws of descent and distribution may exercise the option at any time until the term of the option has expired, with respect to all shares subject thereto, to the same extent and upon the same terms and conditions the optionee would have been entitled to do so had he lived. Any options or portions of options of deceased directors or employees not so exercised shall terminate.

     13.  RESTRICTIONS ON TRANSFER.  An option granted under this Plan may not
          ------------------------
be transferred except by will or the laws of descent and distribution and, during the lifetime of the optionee to whom it was granted, may be exercised only by such optionee.

     14.  CAPITAL ADJUSTMENTS AFFECTING COMMON STOCK.
          ------------------------------------------

          (a) If the outstanding shares of Common Stock of the Corporation are increased, decreased, changed into or exchanged for a different number or kind of shares or other securities of the Corporation or another entity as a result of a recapitalization, reclassification, stock dividend, stock split, amendment to the Corporation's Certificate of Incorporation, reverse stock split, merger or consolidation, an appropriate adjustment shall be made in the number and/or kind of securities allocated to the options previously and subsequently granted under the Plan, without change in the aggregate purchase price applicable to the unexercised portion of the outstanding options but with a corresponding adjustment in the price for each share or other unit of any security covered by the options.

          (b) To the extent that the foregoing adjustments relate to particular stock or securities of the Corporation subject to option under this Plan, such adjustments shall be made by the Committee, whose determination in that respect shall be final and conclusive.

          (c) The grant of an option pursuant to this Plan shall not affect in any way the right or power of the Corporation to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge or to consolidate or to dissolve, liquidate or sell, or transfer all or any part of its business or assets.

          (d) No fractional shares of stock shall be issued under the Plan for any such adjustment.

          (e) Any adjustment made pursuant to this Section 14, shall be made in such manner as not to constitute a modification of any outstanding incentive stock options within the meaning of Section 424(h) of the Internal Revenue Code of 1986, as amended.

     15.  INVESTMENT PURPOSE.  At the discretion of the Committee, any Option
          ------------------
Agreement may provide that the optionee shall, by accepting the option, represent and agree, for himself and his transferees by will or the laws of descent and distribution, that all shares of stock purchased upon the exercise of the option will be acquired for investment and not for resale or distribution, and that upon each exercise of any portion of an option, the person entitled to exercise the same shall furnish evidence of such facts which is satisfactory to the Corporation. Certificates for shares of stock acquired under the Plan may be issued bearing such restrictive legends as the Corporation and its counsel may deem necessary to ensure that the optionee is not an "underwriter" within the meaning of the regulations of the Securities Exchange Commission.

     16.  APPLICATION OF FUNDS.  The proceeds received by the Corporation from
          --------------------
the sale of Common Stock pursuant to options will be used for general corporate purposes.

     17.  NO OBLIGATION TO EXERCISE OPTION.  The granting of an option shall
          --------------------------------
impose no obligation upon the optionee to exercise such option.

     18.  EFFECTIVE DATE OF PLAN.  The Plan will become effective upon the
          ----------------------
approval of the Plan by a majority of the shareholders of the Corporation as required by regulations of the FDIC and the receipt of all necessary regulatory approvals.

     19.  TERM OF PLAN.  Options may be granted pursuant to this Plan from time
          ------------
to time
within ten (10) years from the effective date of the Plan.

     20.  TIME OF GRANTING OF OPTIONS.  Nothing contained in the Plan or in any
          ---------------------------
resolution adopted or to be adopted by the Committee or the shareholders of the Corporation and no action taken by the Committee shall constitute the granting of any option hereunder. The granting of an option pursuant to the Plan shall take place only when an Option Agreement shall have been duly executed and delivered by and on behalf of the Corporation at the direction of the Committee.

     21.  WITHHOLDING TAXES.  Whenever the Corporation proposes or is required
          -----------------
to issue or transfer shares of stock or other assets under the Plan, the Corporation shall have the right to require the optionee to remit to the Corporation an amount sufficient to satisfy any Federal, state and/or local withholding tax requirements prior to the issuance of any certificate or certificates for such shares or delivery of other assets. Alternatively, the Corporation may issue or transfer such shares of stock or make other distributions of assets net of the number of shares or other amounts sufficient to satisfy the withholding tax requirements. For withholding tax purposes, the shares of stock and other assets to be distributed shall be valued on the date the withholding obligation is incurred.

     22.  TERMINATION AND AMENDMENT.  The Board may at any time alter, suspend,
          -------------------------
terminate or discontinue the Plan, but may not, without the consent of the holder of an option previously granted, make any alteration which would deprive the optionee of his rights with respect thereto; provided, however, that
                                                 --------  -------
shareholder approval of certain amendments may be necessary if it is desirable for the Plan to continue to satisfy the requirements of Rule 16b-3 of the Securities Exchange Commission; and provided further, that in no event shall
                                    -------- -------
this Plan be terminated at the time of or following any merger or consolidation of the Corporation or the Bank, unless and until the surviving entity shall have made provision for an equivalent benefit for all the then current option holders. Notwithstanding anything herein to the contrary, the Board may not amend Section 5 hereof or any other provisions of this Plan described in Rule 16b-3(c)(2)(ii)(A) of the regulations promulgated pursuant to the Exchange Act more than once every six months, other than to comport with changes in the Internal Revenue Code, the Employee Retirement Income Security Act, or the rules thereunder.

     23.  CAPTIONS AND HEADINGS; GENDER AND NUMBER.  Captions and paragraph
          ----------------------------------------
headings used herein are for convenience only, do not modify or affect the meaning of any provision herein, are not a part, and shall not serve as a basis for interpretation or construction of, this Plan. As used herein, the masculine gender shall include the feminine and neuter, and the singular number shall include the plural, and vice versa, whenever such meanings are appropriate.

     24.  COST OF PLAN; EXCULPATION AND INDEMNIFICATION.  All costs and expenses
          ---------------------------------------------
incurred in the operation and administration of the Plan shall be borne by the Corporation, the Bank and the Subsidiaries. In connection with this Plan, no member of the Board, no member of the Board of Directors of the Bank, no member of the Board of Directors of any Subsidiary and no member of the Committee shall be personally liable for any act or omission to act, nor for any mistake in judgment made in good faith, unless arising out of, or resulting from, such person's own bad faith, willful misconduct or criminal acts. To the extent permitted by applicable law and regulation, the Corporation shall indemnify, defend and hold harmless the members of the Board, the members of the Board of Directors of the Bank and the members of the Board of Directors of any Subsidiary, and members of the Committee, and each other officer or employee of the Bank, the Corporation or of any Subsidiary to whom any power or duty relating to the administration or interpretation of this Plan may be assigned or delegated, from and against any and all liabilities (including any amount paid in settlement of a claim with the approval of the Board), and any costs or expenses (including counsel fees) incurred by such persons arising out of or as a result of, any act or omission to act, in connection with the performance of such person's duties, responsibilities and obligations under this Plan, other than such liabilities, costs, and expenses as may arise out of, or result from the bad faith, willful misconduct or criminal acts of such persons.

     25.  GOVERNING LAW.  Without regard to the principles of conflicts of laws,
          -------------
the laws of the State of North Carolina shall govern and control the validity, interpretation, performance, and enforcement of this Plan.

     26.  INSPECTION OF PLAN.  A copy of this Plan, and any amendments thereto,
          ------------------
shall be maintained by the Secretary of the Corporation and shall be shown to any proper person making inquiry about it.

     27.  OTHER PROVISIONS.  The Option Agreements authorized under this Plan
          ----------------
shall contain such other provisions not inconsistent with the foregoing, including, without limitation, increased restrictions upon the exercise of options, as the Committee may deem advisable.

                                EXHIBIT A
                                ---------

                                                        Percentage of Total
                                                      Shares Subject to Option
Optionee                                                     Under Plan
--------                                              ------------------------
Willis L. Barnette                                              5%

Donald R. Belk                                                  5%

Jack G. Lawler                                                  5%

Calvin E. Tyner                                                 5%

Claude U. Voils, Jr.                                            5%

George Brawley                                                 25%

Dale Brawley                                                   25%

Donald Jones                                                    6%

Richard Wood                                                    6%

Billy R. Williams                                               6%

Remaining 7% to be held in reserve for future distribution.

                                EXHIBIT B
                                ---------


                       STOCK OPTION GRANT AND AGREEMENT

     THIS STOCK OPTION GRANT AND AGREEMENT ("Agreement"), being made according to and subject to the terms and conditions of the STOCK OPTION PLAN of Coddle Creek Financial Corp. ("Plan"), a copy of which is attached hereto as Annex A and is hereby incorporated by reference and made a part of this Agreement, is herein executed and effective the _______ day of _______________, _____, between Coddle Creek Financial Corp. (the "Corporation") and ____________________ ("Optionee"):

     1.  Grant.  As of the above date, the Corporation hereby grants:  (i) an
         -----
incentive stock option (as that term is defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code")) to purchase ________ shares of Common Stock of the Corporation to the Optionee at the price stated in this Agreement; and/or (ii) a nonqualified stock option to purchase __________ shares of Common Stock of the Corporation to the Optionee at the price stated in this Agreement.

     The option(s) granted under this section and as described in this Agreement is (are) in all respects subject to and conditioned by the terms, definitions, and provisions of this Agreement and of the Plan. Capitalized terms in this Agreement which are not otherwise defined but which are defined in the Plan shall have the same meaning given to those terms in the Plan.

     2.  Price.  The option price is $_____________ for each share.
         -----

     3.  Exercise of Option.  The option(s) granted under this Agreement shall
         ------------------
be exercisable pursuant to the terms and conditions of the Plan and as set forth below:

          (a)  Right to Exercise:  There are no other terms and conditions
               -----------------
     imposed on the Optionee's right to exercise his options other than those imposed in the Plan, except as stated below:

     -------------------------------------------------------------------------

     ------------------------------------------------------------------

          (b)  Annual Installments:  Subject to the terms and conditions of the
               -------------------
     Plan, the incentive stock options can be exercised in annual installments as follows:

     __________________ shares beginning on ______________, 19__

     __________________ shares beginning on ______________, 19__

     __________________ shares beginning on ______________, 19__

     __________________ shares beginning on ______________, 19__

     __________________ shares beginning on ______________, 19__

     The nonqualified options can be exercised in annual installments as follows:

     __________________ shares beginning on ______________, 19__

     __________________ shares beginning on ______________, 19__

     __________________ shares beginning on ______________, 19__

     __________________ shares beginning on ______________, 19__

     __________________ shares beginning on ______________, 19__


     The right to exercise the option(s) in annual installments shall be cumulative. In addition, the option(s) shall be exercisable upon disability and death as set forth in the Plan.

          (c)  Method of Exercise:  The options under this Agreement shall be
               ------------------
     exercisable by a written notice to the Secretary of the Corporation which shall include the following:

               (1) State the election to exercise the option, the number of shares in respect of which it is being exercised, the person in whose name the stock certificate or certificates for such shares of Common Stock is to be registered, his or her address, and social security number;

               (2) Contain any such representation and agreements as to Optionee's investment intent with respect to such shares of Common Stock as may be required by the Corporation;

               (3) Be signed by the person entitled to exercise the option and, if the option is being exercised by any person or persons other than the Optionee, be accompanied by proof, satisfactory to the Corporation, of the right of such person or persons to exercise the option in accordance with the Plan; and

               (4) Be accompanied by payment of the purchase price of any shares with respect to which the option is being exercised which payment shall be in form acceptable to the Committee pursuant to
          Section 6(b) of the Plan.

          (d)  Representations and Warranties:  In order to exercise an option,
               ------------------------------
     the person exercising the option must make the representations and warranties to the Corporation as may be required by any applicable law or regulation, or as may otherwise be required pursuant to the Plan.

          (e)  Approvals.  In order for an option to be exercised, all filings
               ---------
     and approvals required by applicable law and regulations or pursuant to the Plan must have been made and obtained.

     4.  Non-transferability of Option.  This option may not be transferred in
         -----------------------------
any manner otherwise than by will or the laws of descent and distribution and may be exercised during the life of the Optionee only by him or her.

     5.  Investment Purpose.  This option may not be exercised if the issuance
         ------------------
of shares upon such exercise would constitute a violation of any applicable federal or state securities law or other law or valid regulation.

     6.  Expiration of Option.  This option shall expire on _________,________.
         --------------------

     7.  Escrow.  All stock purchased pursuant to an incentive stock option
         ------
shall be held in escrow for a period which ends on the later of (i) two (2) years from the date of the granting of the option or (ii) one (1) year after the transfer of the stock pursuant to the exercise of the option. The stock shall be held by the Corporation or its designee. The optionee who has exercised the option shall have all rights of a stockholder, including, but not limited to, the rights to vote, receive dividends and sell the stock. The sole purpose of the escrow is to inform the Corporation of a disqualifying disposition of the stock within the meaning of Section 422 of the Code, and it shall be administered solely for this purpose.

     8.  Resolution of Disputes.  Any dispute or disagreement which should arise
         ----------------------
under, or as a result of, or in any way relate to, the interpretation, construction, or application of this Agreement will be determined by the Committee designated in Section 2 of the Plan. Any determination made by such Committee shall be final, binding, and conclusive for all purposes.

     9.  Construction Controlled by Plan.  The options evidenced hereby shall be
         -------------------------------
subject to all of the requirements, conditions and provisions of the Plan. This Agreement shall be construed so as to be consistent with the Plan; and the provisions of the Plan shall be deemed to be controlling in the event that any provision should appear to be inconsistent therewith.

     10.  Severability.  Whenever possible, each provision of this Agreement
          ------------
shall be interpreted in such a manner as to be valid and enforceable under applicable law, but if any provision of this Agreement is determined to be unenforceable, invalid or illegal, the validity of any other provision or part thereof shall not be affected thereby and this Agreement shall continue to be binding on the parties hereto as if such unenforceable, invalid or illegal provision or part thereof had not been included herein.

     11.  Modification of Agreement; Waiver.  This Agreement may be modified,
          ---------------------------------
amended, suspended or terminated, and any terms, representations or conditions may be waived, but only by a written instrument signed by each of the parties hereto and only subject to the limitations set forth in the Plan. No waiver hereunder shall constitute a waiver with respect to any subsequent occurrence or other transaction hereunder or of any other provision.

     12.  Captions and Headings; Gender and Number.  Captions and paragraph
          ----------------------------------------
headings used herein are for convenience only, do not modify or affect the meaning of any provision herein, are not a part, and shall not serve as a basis for interpretation or construction, of this Agreement. As used herein, the masculine gender shall include the feminine and neuter, and the singular number shall include the plural, and vice versa, whenever such meanings are appropriate.

     13.  Governing Law; Venue and Jurisdiction.  Without regard to the
          -------------------------------------
principles of conflicts of laws, the laws of the State of North Carolina shall govern and control the validity, interpretation, performance, and enforcement of this Agreement.

     14.  Binding Effect.  This Agreement shall be binding upon and shall inure
          --------------
to the benefit of the Corporation, and its successors and assigns, and shall be binding upon and inure to the benefit of the Optionee, and his or her heirs, legatees, personal representative, executor, administrator and permitted assigns.

     15.  Entire Agreement.  This Agreement and the Plan constitute and embody
          ----------------
the entire understanding and agreement of the parties hereto and, except as otherwise provided hereunder, there are no other agreements or understandings, written or oral, in effect between the parties hereto relating to the matters addressed herein.

     16.  Counterparts.  This Agreement may be executed in any number of
          ------------
counterparts, each of which when executed and delivered shall be deemed an original, but all of which taken together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties have set their hands and seals the day and year first above written.

ATTEST:                                   CODDLE CREEK FINANCIAL CORP.


                                    By:
----------------------------------     --------------------------------
(Corporate Seal)                       President



                                         OPTIONEE:


                                         ------------------------------(SEAL)